UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): March 4, 2024

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Changes

On March 4, 2024, German American Bancorp, Inc. (the “Company”) announced that Keith A. Leinenbach, the Company’s Executive Vice President and Chief Credit Officer, and a named executive officer for the Company’s 2023 fiscal year, will retire from such office effective April 1, 2024. In anticipation of Mr. Leinenbach’s retirement, the Company’s Board of Directors, at a meeting held on March 4, 2024, appointed W. Scott Powell as Executive Vice President and Chief Credit Officer, which appointment shall become effective on April 1, 2024.

Mr. Powell, age 61, currently serves as Regional Executive Vice President and Commercial Credit Officer for the Company’s Southeast Region. Prior to that, he had served as Executive Vice President and Chief Credit Officer of First Security Bank, which was acquired by the Company on October 15, 2018. Mr. Powell has 33 years of banking experience with community and national banks, in small and large metropolitan markets, and 20 years of relevant leadership experience.

Other than Mr. Powell’s participation in the Company’s executive management incentive plans (which plans are described in the Company’s 2023 Proxy Statement), in connection with his appointment: (i) there are no arrangements or understandings between Mr. Powell and any other person; (ii) no material plan, contract or arrangement has been entered into with Mr. Powell, and no such plan, contract or arrangement with him has been materially amended; and (iii) no grant of any award to Mr. Powell or modification of an existing award has been made. Moreover, Mr. Powell has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Also, Mr. Powell does not have a direct or an indirect material interest in any transaction that would require reporting under Item 404(a) of Regulation S-K.

A copy of the Company’s press release, dated March 4, 2024, announcing the executive officer changes is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No. Description

99.1 Press release, dated March 4, 2024, issued by German American Bancorp, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: March 4, 2024	By:	/s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer